V2 Hedged Equity Fund	V2 Hedged Equity Fund Investor Class VVHEX Institutional Class VVHIX Summary Prospectus October 31, 2014 www.v2capitalfunds.com

Before you invest, you may want to review the V2 Hedged Equity Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated October 31, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://v2capitalfunds.com/wp-content/uploads. You can also get this information at no cost by calling 1-855-594-7231 or by sending an e-mail request to info@v2capital.com.

Investment Objective
The V2 Hedged Equity Fund seeks to provide long-term capital appreciation with reduced volatility.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class		Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%		1.00%
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses (includes Shareholder Servicing Plan Fee)(1)		0.36%		0.31%
Shareholder Servicing Plan Fee	0.15%		0.10%
Total Annual Fund Operating Expenses		1.61%		1.31%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Investor Class	$164	$508
Institutional Class	$133	$415

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  As the Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies of the Fund
V2 Capital, LLC’s (the “Adviser”) Hedged Equity Strategy (the “Strategy”) targets attractive risk-adjusted returns, through the combination of: (1) the purchase of a concentrated long equity portfolio of 30-50 common stocks selected from the S&P 500® Index (the “S&P 500” or “Index”), with exposure to all ten sectors of that Index; and (2) the sale of a customized portfolio of CBOE FLexible EXchange® (“FLEX”) index call options and listed index call options having staggered expiration dates. Such index call options are derivative securities and are used as a hedge; as such, they are generally never more than 100% of the notional value of the equities at the initiation of the options position.

While the underlying value of the equities in the portfolio can and will change over time, the strategy typically will not re-calibrate (i.e., adjust) existing option positions as a result of those changes.  The staggering of expiration dates in the options portfolio will account for the fluctuation in the notional value of the equity holdings.  For example, as one option expires, a new option is added based on the current equity notional value. While the strategy does not typically re-calibrate option positions once initiated, from time to time the strategy will buy back an existing option and sell a new option position when such trading makes economic sense for the portfolio.  The portfolio is expected to remain consistent over time with a combination of long equity holdings and short index options.

The Adviser employs the Strategy to attempt to achieve capital appreciation and manage risk by purchasing stocks believed to be undervalued and by selling (writing) FLEX and other listed index call options rather than individual equity options believed to be overvalued.  Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 90% of its net assets in U.S. common stocks that are included in the S&P 500.  The Strategy aims to provide retail and institutional investors superior risk-adjusted returns throughout a market cycle with reduced volatility equity exposure and some downside protection.  The Adviser believes this hedged equity strategy will be an attractive investment for fee-conscious investors seeking lower volatility returns, compared to the S&P 500, that maximize upside participation while also providing some downside protection.

The Fund generally maintains a net long bias; however, it is anticipated that the Fund will have at least some short exposure at all times with a maximum of 100% of the Fund’s assets being used in the short portfolio under normal market conditions.  The net long exposure of the Fund (gross long exposures minus gross short exposures) is usually expected to be between 20% and 80%.

A call option is “covered” when the writer of the option owns securities of the class and amount to which the call option applies and is “uncovered” when the writer does not own such securities.  The Fund’s options transactions are part of a hedging tactic, i.e., offsetting the risk involved in another securities position.  If the option is covered, an increase in the market price of the security above the exercise price would cause the Fund to lose the opportunity for gain on the underlying security, assuming the Fund bought the security for less than the exercise price.  If the price of the underlying security were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer as a result of owning the security.

Cash or Temporary Investments.  The Fund may invest up to 100% of its net assets in U.S. Treasury and Treasury-like products, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances, including when the Adviser believes the Fund needs to retain cash.  This may result in the Fund not achieving its investment objective and the Fund’s performance may be negatively affected as a result.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•
Basis Risk.  As the Fund will only own a small portion of the stocks comprising the S&P 500, but will write uncovered call options on the entire Index, it is theoretically possible that the price of the securities in its long portfolio declines, while the Index as a whole increases in value.  If such a scenario were to occur, the Fund could suffer substantial losses, both as a result of the decline in the value of its portfolio, as well as the losses incurred as a result of the price of the underlying security of the uncovered call option being greater than the exercise price.  This could result in the Fund having to sell securities in its portfolio at unfavorable prices in order to generate the cash necessary to cover the call option.

•	Cash Position Risk. To the extent the Fund holds assets in U.S. Treasury securities, cash and cash equivalents, the ability of the Fund to meet its objective may be limited.

•
Effect of Potential Large Redemptions.  Initially, a single investor owns approximately 86% of the shares of the Fund.  There is a risk of negative effects on the Fund in the event of a large redemption.

•
Equity Risk.  Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news.  Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•
Large Cap Companies Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Management Risk: The Fund is subject to management risk because it is an actively managed portfolio.  The Adviser’s management practices and investment strategies might not work to produce the desired results.

•
Market and Issuer Risk.  The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the securities held by the Fund will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund.  The value of securities held by the Fund may also experience sudden, unpredictable drops in value or long periods of decline in value due to reasons directly related to the issuer, including management performance, financial leverage, and reduced demand for the issuer’s goods and services.

•
Options Risk.  Options on indices are derivatives and may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing call options are highly specialized activities and entail greater than ordinary investment risks.

o
Index Call Option Risk. The Fund's use of index call options may result in a loss of principal.  In addition, the value of the index options written by the Fund will be affected by changes in the value and dividend rates of the stocks in the Index, changes in the actual or perceived volatility of the stock market, the remaining time on the options and any reduced liquidity in the market for such options. Further, when a call option written by the Fund is settled (which may only be exercised at expiration), the Fund is expected to forego any additional gains experienced by the Index that is the subject of the option.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance.  Updated performance information is available at www.v2capitalfunds.com or by calling the Fund toll-free at 1-855-594-7231.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Simultaneous with the commencement of the Fund’s investment operations on October 31, 2014, the V2 Hedged Equity Master Fund, L.P. (the “Private Fund”), a privately offered investment fund managed by the Adviser with an objective, investment policies and strategies that were, in all material respects, equivalent to those of the Fund, converted into the Institutional Class of the Fund.  The performance information shown below is that of the Private Fund beginning on April 1, 2012, when the Private Fund was formed.  The performance information reflects the maximum fees and expenses that could have been charged to the Private Fund.  The Private Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 (the “Code”), which, if applicable, may have adversely affected its performance.  Please refer to the Financial Statements section of the Fund’s SAI to review additional information regarding the Private Fund.

Calendar Year Total Returns as of December 31, 2013*

* The Private Fund’s year-to-date total return as of September 30, 2014 was 2.07%.

Best Quarter	1Q 2013	7.38%
Worst Quarter	3Q 2014	-1.68

Average Annual Total Returns
(For the periods ended December 31, 2013)
V2 Hedged Equity Fund*	1 Year	Since Inception (4/1/2012)
Return Before Taxes	17.18%	9.37%
Return After Taxes on Distributions	N/A**	N/A**
Return After Taxes on Distributions and Sale of Fund Shares	N/A**	N/A**
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	32.39%	16.91%
Morningstar Long/Short Equity Category (reflects no deduction for fees, expenses, or taxes)	14.64%	5.77%

*	The returns shown above are those of the Private Fund.
**	After-tax returns are not shown where noted because the Private Fund, unlike a regulated investment company, was not required to make annual distributions to its investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management
Investment Adviser
V2 Capital, LLC is the investment adviser of the Fund.

Portfolio Manager
Victor Viner, Founder and Chief Investment Officer of the Adviser, and Brett Novosel, CFA, Partner of the Adviser, are the portfolio managers of the Fund and each has managed the Fund and the Private Fund since its inception.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail V2 Hedged Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-855-594-7231, by wire transfer, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment amount for the Institutional Class is $100,000.  The minimum initial investment amount for the Investor Class is $1,000.  The minimum subsequent investment amounts for the Institutional and Investor Classes are $500 and $50, respectively.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.